Exhibit 10.1

NEXTERA ENERGY OPERATING PARTNERS, LP
NEXTERA ENERGY US PARTNERS HOLDINGS, LLC
700 Universe Boulevard
Juno Beach, Florida 33408

LETTER AMENDMENT AGREEMENT AND
REQUEST FOR EXTENSION
Dated as of May 3, 2019
Bank of America, N.A.
as Administrative Agent and Collateral
Agent
Bank of America Corporate Center
NC1-007-17-18
100 North Tryon Street
Charlotte, North Carolina 28255
Attention: Maggie Halleland

Re:
Revolving Credit Agreement, dated as of July 1, 2014, as amended and restated by that certain Amended and Restated Revolving Credit Agreement, date as of October 24, 2017, among NextEra Energy US Partners Holdings, LLC (“US Holdings”) and NextEra Energy Canada Partners Holdings, ULC (“Canadian Holdings”), as Borrowers, NextEra Energy Operating Partners, LP, as Guarantor (“OpCo” and, together with US Holdings as the sole remaining Borrower, the “Loan Parties”), the lenders parties thereto, Bank of America, N.A., as Administrative Agent and as Collateral Agent, and Bank of America, N.A. (Canada Branch), as Canadian Agent, and as further modified by that certain notice, dated as of June 4, 2018, notifying the Agent of the release of Canadian Holdings from its obligations under said Amended and Restated Revolving Credit Agreement in accordance with the terms thereof (collectively, the “Credit Agreement”).

Ladies and Gentlemen:

This letter amendment agreement and request for extension (this “Amendment”) confirms that the Loan Parties, Agents and the Lenders have agreed to amend the Credit Agreement as hereinafter specified. Any capitalized terms appearing but not otherwise defined in this Amendment shall have the meanings specified for those terms in the Credit Agreement.

A.    Joinder of New Lenders; Commitments.

Concurrently herewith, each of BNP Paribas (“BNP”), Commerzbank AG, New York Branch (“Commerzbank”) and Credit Agricole Corporate and Investment Bank (“Credit Agricole”) has issued its several commitment in the aggregate principal amount of $50,000,000 to the Borrower under the Credit Agreement, and each of Banco Santander, S.A., New York

Branch (“Banco Santander”), Canadian Imperial Bank of Commerce, New York Branch (“CIBC”), DNB Capital LLC (“DNB”) and The Toronto-Dominion Bank, New York Branch (“Toronto-Dominion”, together with BNP, Commerzbank, Credit Agricole, Banco Santander, CIBC and DNB, the “New Lenders”) has issued its several commitment in the aggregate principal amount of $37,500,000 to the Borrower under the Credit Agreement. In connection therewith, each of the New Lenders hereby joins into the Credit Agreement as a “Lender” thereunder and agrees that each such New Lender (A) will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender, (B) will, independently and without reliance on Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents and (C) shall be afforded, to the same scope and extent, all benefits, rights, remedies and protective provisions, in each case, to the extent afforded to all Lenders and owed all the duties and obligations of the Borrower to the Lenders, as if each such New Lender was a party thereto as of the original date thereof.

By executing and delivering this Amendment, each of the New Lenders confirms that (i) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.04 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Amendment and to become a Lender under the Credit Agreement and (ii) it has, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment and to become a Lender under the Credit Agreement.

The execution of this Amendment is evidence of the consent of the Loan Parties, the Issuing Banks and the Agent of each Lender’s Commitment as set forth on Schedule I to the Credit Agreement, as amended hereby.

B.    Amendment. The Credit Agreement is hereby amended as follows:

1.	Section 1.01 of the Credit Agreement is hereby amended to amend or add, as the case may be, the following defined terms, each of which shall read in its entirety as follows:

“Amendment Effective Date” means May 3, 2019.

“Anti-Terrorism Law” means any Requirement of Law related to money laundering or financing terrorism including the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. 107-56) (the “USA PATRIOT Act”), The Currency and Foreign Transactions Reporting Act (31 U.S.C. §§ 5311-5330 and 12 U.S.C. §§ 1818(s), 1820(b) and 1951-1959)(also known as the “Bank Secrecy Act”), the Trading with the Enemy Act (50 U.S.C. § 1 et. Seq.) and Executive Order 13224 (effective September 24, 2001).

“Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate,” and (c) the Eurodollar Rate plus 1.00%. The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such prime rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change. If the Base Rate is being used as an alternate rate of interest pursuant to Section 2.05 hereof, then the Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above. For the avoidance of doubt, if the Base Rate as determined pursuant to the foregoing would be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Commitment Termination Date” means the earlier of (a) February 8, 2024, as the same may from time to time be extended pursuant to the provisions of Section 2.11 and (b) the date of termination in whole of the Commitments pursuant to Section 2.06 or Article 8; provided, however, that the Commitment Termination Date of any Lender that is a Non-Consenting Lender to any requested extension pursuant to Section 2.11 shall be the earlier of (x) the Commitment Termination Date in effect immediately prior to such extension and (y) the date of termination in whole of the Commitments pursuant to Section 2.06 or Article 8 for all purposes of this Agreement.

“Eurodollar Rate” means:

(a)
for any Interest Period with respect to a Eurodollar Rate Loan, the rate per annum equal to the London Interbank Offered Rate as administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate for U.S. Dollars for a period equal in length to such Interest Period (“LIBOR”) as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period;

(b)
for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to LIBOR, at or about 11:00 a.m., London time determined two Business Days prior to such date for U.S. Dollar deposits with a term of one month commencing that day; and

(c)	if the Eurodollar Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.
“LIBOR” has the meaning specified in the definition of “Eurodollar Rate”.

“LIBOR Screen Rate” means the LIBOR quote on the applicable screen page the Agent designates to determine LIBOR (or such other commercially available source providing such quotations as may be designated by the Agent from time to time).

“LIBOR Successor Rate” has the meaning specified in Section 2.05(f).

“LIBOR Successor Rate Conforming Changes” has the meaning specified in Section 2.05(f).

2.	The definition of “Applicable Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended to replace the pricing grid therein with the following:

		Applicable Rate
Pricing Level	OpCo Leverage Ratio	Facility Fee	Eurodollar Rate or CDOR (Letters of Credit)	Base Rate or Canadian Prime Rate
1	< 3.0:1	0.20%	1.300%	0.300%
2	≥ 3.0:1 but < 4.0:1	0.25%	1.500%	0.500%
3	≥ 4.0:1 but < 5.0:1	0.30%	1.575%	0.575%
4	≥ 5.0:1	0.35%	1.650%	0.650%

3.	The definition of “Designated Jurisdiction” set forth in Section 1.01 of the Credit Agreement is hereby deleted.

4.	Section 1.02 of the Credit Agreement is hereby amended to add new clause (i) to read in its entirety as follows:

Any reference herein to a merger, transfer, consolidation, amalgamation, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a limited liability company, or an allocation of assets to a series of a limited liability company (or the unwinding of such a division or allocation), as if it were a merger, transfer, consolidation, amalgamation, assignment, sale, disposition or transfer, or similar term, as applicable, to, of or with a separate Person. Any division of a limited liability company shall constitute a separate Person hereunder (and each division of any limited liability company that is a Subsidiary, joint venture or any other like term shall also constitute such a Person or entity).

5.	Section 2.05 of the Credit Agreement is hereby amended to add new clause (f) to read in its entirety as follows:

(f)
Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, if the Agent determines (which determination shall be conclusive absent manifest error), or the Borrower or Majority Lenders notify the Agent (with, in the case of the Majority Lenders, a copy to the Borrower) that the Borrower or Majority Lenders (as applicable) have determined, that:

(i)
adequate and reasonable means do not exist for ascertaining LIBOR for any requested Interest Period, including, without limitation, because the LIBOR Screen Rate is not available or published on a current basis and such circumstances are unlikely to be temporary; or

(ii)
the administrator of the LIBOR Screen Rate or a Governmental Authority having jurisdiction over the Agent has made a public statement identifying a specific date after which LIBOR or the LIBOR Screen Rate shall no longer be made available, or used for determining the interest rate of loans (such specific date, the “Scheduled Unavailability Date”), or

(iii)
syndicated loans currently being executed, or that include language similar to that contained in this Section, are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace LIBOR, then, reasonably promptly after such determination by the Agent or receipt by the Agent of such notice, as applicable, the Agent and the Borrower may amend this Agreement to replace LIBOR with an alternate benchmark rate (including any mathematical or other adjustments to the benchmark (if any) incorporated therein), giving due consideration to any evolving or then existing convention for similar U.S. dollar denominated syndicated credit facilities for such alternative benchmarks (any such proposed rate, a “LIBOR Successor Rate”), together with any proposed LIBOR Successor Rate Conforming Changes (as defined below) and any such amendment shall become effective at 5:00 p.m. on the fifth Business Day after the Agent shall have posted such proposed amendment to all Lenders and the Borrower unless, prior to such time, Lenders comprising the Majority Lenders have delivered to the Agent written notice that such Majority Lenders do not accept such amendment. Such LIBOR Successor Rate shall be applied in a manner consistent with market practice; provided that to the extent such market practice is not administratively feasible for the Agent, such LIBOR Successor Rate shall be applied in a manner as otherwise reasonably determined by the Agent.
If no LIBOR Successor Rate has been determined and the circumstances under clause (i) above exist or the Scheduled Unavailability Date has occurred (as applicable), the Agent will promptly so notify the Borrower and each Lender.

Thereafter, (x) the obligation of the Lenders to make or maintain Eurodollar Rate Loans shall be suspended, (to the extent of the affected Eurodollar Rate Loans or Interest Periods), and (y) the Eurodollar Rate component shall no longer be utilized in determining the Base Rate. Upon receipt of such notice, the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Eurodollar Rate Loans (to the extent of the affected Eurodollar Rate Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans (subject to the foregoing clause (y)) in the amount specified therein.
Notwithstanding anything else herein, any definition of LIBOR Successor Rate shall provide that in no event shall such LIBOR Successor Rate be less than zero for purposes of this Agreement.
For purposes hereof, “LIBOR Successor Rate Conforming Changes” means, with respect to any proposed LIBOR Successor Rate, any conforming changes to the definition of Base Rate, Interest Period, timing and frequency of determining rates and making payments of interest and other administrative matters as may be appropriate, in the discretion of the Agent in consultation with the Borrower, to reflect the adoption of such LIBOR Successor Rate and to permit the administration thereof by the Agent in a manner substantially consistent with market practice (or, if the Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such LIBOR Successor Rate exists, in such other manner of administration as the Agent determines is reasonably necessary in connection with the administration of this Agreement).

6.	Section 2.11 of the Credit Agreement is hereby amended as follows:

(a)
Subsection (a) is amended to add to the end thereof the following sentence: Notwithstanding anything herein to the contrary, after giving effect to any such extension, the Commitment Termination Date of any Lender shall not be later than five years after the applicable anniversary date related to such request for extension.

(b)
The parenthetical clause in the first sentence of subsection (c) is amended in full to read “(each such Eligible Assignee and each Eligible Assignee that accepts an offer to participate in a requested Commitment Increase in accordance with Section 2.14(a), an “Assuming Lender”)”.

(d)	Subsection (e) is amended in full to read as follows:
(e)    In connection with the effectiveness of any extension of the Commitment Termination Date pursuant to this Section 2.11, Agent may (with the Borrower’s consent not to be unreasonably withheld) seek to amend this Agreement with requisite Lender consent in accordance with Section 11.01 to update operational, agency and/or regulatory provisions to a form customarily included in credit agreements as of the Extension Date with respect to which Bank of America, N.A. acts as administrative agent.

7.	Section 2.14(a) of the Credit Agreement is hereby amended by replacing “US$1,500,000,000” with “US$2,000,000,000”.

8.	Section 3.01(a)(i) of the Credit Agreement is hereby amended to insert “, and” at the end of clause (B) thereof and insert a new clause (C) thereto to read in its entirety as follows:

(C)
no Issuing Bank shall be required to issue a “commercial or direct pay letter of credit” (as opposed to a “standby letter of credit”) without the prior approval of such Issuing Bank (such approval not to be unreasonably conditioned, withheld or delayed).

9.	Section 3.01(b)(viii) of the Credit Agreement is hereby amended to add after “applicable “know your customer” requirements” the phrase “and the Beneficial Ownership Regulation, if applicable”.

10.	Section 4.10(a) of the Credit Agreement is hereby amended to add a new clause (iv) thereto to read in its entirety as follows.

Subject to Section 11.19, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.

11.	Section 5.16 of the Credit Agreement is hereby amended to read in its entirety as follows:

Section 5.16. USA PATRIOT ACT, OFAC and Other Regulations.

(a)
No Loan Party, any of its Subsidiaries or, to the knowledge of such Loan Party, any of the affiliates or respective officers, directors, brokers or agents of such Loan Party, such Subsidiary or affiliate (i) has violated any applicable anti-corruption laws, Sanctions or any Anti-Terrorism Laws or (ii) has engaged in any transaction, investment, undertaking or activity that conceals the identity, source or destination of the proceeds from any category of prohibited offenses designated by the Organization for Economic Co-operation and Development’s Financial Action Task Force on Money Laundering.

(b)
No Loan Party, any of its Subsidiaries or, to the knowledge of such Loan Party, any of the affiliates or respective officers, directors, employees, brokers or agents of such Loan Party, such Subsidiary or affiliate is a

Person that is, or is owned or controlled by Persons that are: (i) the subject of any Sanctions, or (ii) located, organized or resident in a country, region or territory that is, or whose government is, the subject of Sanctions.

(c)
No Loan Party, any of its Subsidiaries or, to the knowledge of such Loan Party, any of the affiliates or respective officers, directors, brokers or agents of such Loan Party, such Subsidiary or affiliate acting or benefiting in any capacity in connection with the Loans (i) conducts any business or engages in making or receiving any contribution of goods, services or money to or for the benefit of any Person, or in any country or territory, that is the subject of any Sanctions, (ii) deals in, or otherwise engages in any transaction related to, any property or interests in property blocked pursuant to any Sanctions or Anti-Terrorism Law or (iii) engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Sanctions or Anti-Terrorism Law.

12.	Section 5.17 of the Credit Agreement is hereby amended to read in its entirety “Reserved]”.

13.	Section 6.04(f) of the Credit Agreement is hereby amended to read in its entirety as follows:

(f)
from time to time such other financial data and information as Agent, any Lender or any Issuing Bank may reasonably request, including, without limitation, information or certifications as may be required under the Beneficial Ownership Regulation, if applicable.

14.	Section 6.24 of the Credit Agreement is hereby amended to read in its entirety as follows:

Section 6.24. Compliance with Anti-Terrorism Regulations. The Loan Parties will not:

(a)
Violate any applicable anti-corruption laws, Sanctions or any Anti-Terrorism Laws or engage in any transaction, investment, undertaking or activity that conceals the identity, source or destination of the proceeds from any category of prohibited offenses designated by the Organization for Economic Co-operation and Development’s Financial Action Task Force on Money Laundering.

(b)
Use, directly or indirectly, the proceeds of the Loans, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person, (x) in violation of anti-corruption laws, (y) to fund any activities or business of or with any Person, or in any country, region or territory, that, is, or whose government is, the subject of Sanctions at the time of such funding, or (z) in any other manner that would result in a violation of Sanctions by any Person (including any Person participating in the Loans, whether as underwriter, advisor, investor, or otherwise).

(c)
Deal in, or otherwise engage in any transaction related to, any property or interests in property blocked pursuant to any Sanctions or Anti-Terrorism Law, or (ii) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempt to violate, any of the prohibitions set forth in any Anti-Terrorism Law.

15.
Section 10.07(d) of the Credit Agreement is hereby amended by adding to the end of the parenthetical phrase “(which successor shall in all cases be a Lender other than a Defaulting Lender)” the phrase “and such Lender agrees to act in such capacity”.

16.	Section 11.06(b) of the Credit Agreement is hereby amended by adding to the end of the last paragraph thereof a new sentence to read as follows:

The Agent agrees to promptly notify the Borrower of each assignment or transfer by a Lender of rights or obligations under this Agreement.

17.
Section 11.07(g) of the Credit Agreement is hereby amended to add immediately after the phrase “relating to obligations of the Loan Parties” the phrase “or to any credit insurance provider relating to the obligations of the Loan Parties.”

18.	Schedule I to the Credit Agreement is hereby amended to read as Schedule I attached hereto shall replace all prior versions thereof.

19.	Schedule 5.04 to the Credit Agreement is hereby amended by replacing “December 31, 2016” with “December 31, 2018”.

20.	Schedule 5.06 to the Credit Agreement is hereby amended by replacing “December 31, 2016” with “December 31, 2018”.

21.	Schedule 6.14(b) to the Credit Agreement is hereby amended to read as Schedule 6.14(b) hereto.

22.	The designation of Joint Lead Arrangers and Joint Bookrunners is hereby revised as follows:

           (a)        The following parties are hereby designated as Joint Lead Arrangers and Joint Bookrunners:
(i)     Merrill Lynch, Pierce, Fenner & Smith Incorporated;
(ii)     Bank of Montreal, Chicago Branch

(iii)     Barclays Bank, plc
(iv)     BNP Paribas Securities Corp.
(v)     Citibank, N.A.
(vi)     Commerzbank AG, New York Branch
(vii)     Crédit Agricole Corporate and Investment Bank
(viii)     Credit Suisse Securities (USA) LLC
(ix)     Deutsche Bank Securities Inc.
(x)     Fifth Third Bank
(xi)     Goldman Sachs Bank USA
(xii)     JPMorgan Chase Bank, N.A.
(xiii)     KeyBank National Association
(xiv)     Mizuho Bank, Ltd.
(xv)     Morgan Stanley Bank, N.A.
(xvi)     MUFG Union Bank, N.A.
(xvii)     Regions Bank
(xviii)     RBC Capital Markets
(xix)     Sumitomo Mitsui Banking Corporation
(xx)     SunTrust Robinson Humphrey, Inc.
(xxi)     The Bank of Nova Scotia; and
(xxii)     Wells Fargo Securities, LLC

           (b)        The following parties are hereby designated as Co-Syndication Agents:
(i)     Banco Santander, S.A., New York Branch;
(ii)     Canadian Imperial Bank of Commerce, New York Branch;
(iii)     DNB Bank ASA, New York Branch; and
(iv)     The Toronto-Dominion Bank, New York Branch.

C.	Ratification of Guaranties.

1.
The Guarantor hereby ratifies, affirms and confirms each and every of its agreements, obligations and covenants contained in the Guaranty as if fully set forth herein, and agrees that the Guaranty is in full force and effect and that such obligations of the Guarantor extend without limitation to all of the Obligations of the Borrower under and pursuant to the Credit Agreement, as amended hereby, and each of the other Loan Documents.

2.
NEE Partners hereby ratifies, affirms and confirms each and every of its agreements, obligations and covenants contained in the NEE Partners Guaranty as if fully set forth herein, and agrees that the NEE Partners Guaranty is in full force and effect and that such obligations of NEE Partners extend without limitation to all of the Obligations of the Borrower under and pursuant to the Credit Agreement, as amended hereby, and each of the other Loan Documents.

____________________
1 RBC Capital Markets is a brand name for the capital markets business of Royal Bank of Canada and its affiliates.

D.
Effect on Original Terms. Each of the Loan Parties, the Agent and the Lenders hereby acknowledge and agree that, except as expressly set forth in this Amendment, all terms of the Credit Agreement shall remain unmodified and shall continue in full force and effect from and as of the date hereof. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents.

E.
Amendment Effective Date. This Amendment shall become effective as of the date hereof (provided that (i) each of the Loan Parties, the Agent and the Lenders have executed and delivered this Amendment on or prior to that date, and (ii) each of the conditions precedent set forth on Annex A hereto shall have been met or performed in the reasonable opinion of the Agent). On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment. This Amendment shall be deemed to constitute a Loan Document.

F.
Execution and Delivery. This Amendment may be executed in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by emailed pdf file or other electronic means shall be effective as delivery of a manually-executed counterpart signature page.

G.
Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the principles of conflicts of laws thereunder (other than § 5-1401 of the New York General Obligations Law).

[Signatures appear on following pages]

By signing this Amendment where indicated below, each of the Loan Parties, the Lenders and Agent is confirming its acceptance of the terms of this Amendment to the Credit Agreement as set forth above.

NEXTERA ENERGY OPERATING PARTNERS, LP, as Guarantor

By:    NEXTERA ENERGY OPERATING     PARTNERS GP, LLC, its General Partner

By:    /s/ Paul I. Cutler
Name: Paul I. Cutler
Title: Treasurer

NEXTERA ENERGY US PARTNERS HOLDINGS, LLC, as Borrower

By:    /s/ Paul I. Cutler
Name: Paul I. Cutler
Title: Treasurer

NEXTERA ENERGY PARTNERS, LP, as Guarantor

By:    NEXTERA ENERGY PARTNERS GP, INC., its General Partner

By:    /s/ Paul I. Cutler
Name: Paul I. Cutler
Title: Treasurer

BANK OF AMERICA, N.A., as the Agent

By:    /s/ Ronaldo Naval
Name: Ronaldo Naval
Title: Vice President

BANK OF AMERICA, N.A. (CANADA BRANCH), as the Canadian Agent

By:    /s/ Medina Sales de Andrade
Name: Medina Sales de Andrade
Title: Vice President

2

Consent to the forgoing Amendment:

Bank of American, N.A.
Type or Print Name of Lender

By: /s/ Maggie Halleland
Name: Maggie Halleland
Title: Vice President

By: __________________________
Name:
Title:

Consent to extend the     Maturity Date:

Bank of America, N.A.
Type or Print Name of Lender

By: /s/ Maggie Halleland
Name: Maggie Halleland
Title: Vice President

By: __________________________
Name:
Title:

Consent to the forgoing Amendment:

Bank of American, N.A. (Canada Branch)
Type or Print Name of Lender

By: /s/ Medina Sales de Andrade
Name: Medina Sales de Andrade
Title: Vice President

Consent to extend the     Maturity Date:

Bank of America, N.A. (Canada Branch)
Type or Print Name of Lender

By: /s/ Medina Sales de Andrade
Name: Medina Sales de Andrade
Title: Vice President

Consent to the forgoing Amendment:

Bank of Montreal, Chicago Branch

By: /s/ Brian L. Banke
Name: Brian L. Banke
Title: Managing Director

Consent to extend the     Maturity Date:

Bank of Montreal, Chicago Branch

By: /s/ Brian L. Banke
Name: Brian L. Banke
Title: Managing Director

Consent to the forgoing Amendment:

BARCLAYS BANK PLC

By: /s/ Sydney G. Dennis
Name: Sydney G. Dennis
Title: Director

Consent to extend the     Maturity Date:

BARCLAYS BANK PLC

By: /s/ Sydney G. Dennis
Name: Sydney G. Dennis
Title: Director

Consent to the forgoing Amendment:

BNP PARIBAS

By: /s/ Francis Delaney
Name: Francis Delaney
Title: Managing Director

By: /s/ Ravina Advani
Name: Ravina Advani
Title: Managing Director

Consent to extend the     Maturity Date:

BNP PARIBAS

By: /s/ Francis Delaney
Name: Francis Delaney
Title: Managing Director

By: /s/ Ravina Advani
Name: Ravina Advani
Title: Managing Director

Consent to the forgoing Amendment:

CITIBANK, N.A.

By: /s/ Amit Vasani
Name: Amit Vasani
Title: Vice President

By: /s/ Amit Vasani
Name: Amit Vasani
Title: Vice President

Consent to extend the     Maturity Date:

CITIBANK, N.A.

By: /s/ Amit Vasani
Name: Amit Vasani
Title: Vice President

By: /s/ Amit Vasani
Name: Amit Vasani
Title: Vice President

Consent to the forgoing Amendment:

Commerzbank AG, New York Branch

By: /s/ James Boyle
Name: James Boyle
Title: Director

By: /s/ Ruben Reiber
Name: Ruben Reiber
Title: Vice President

Consent to extend the     Maturity Date:

Commerzbank AG, New York Branch

By: /s/ James Boyle
Name: James Boyle
Title: Director

By: /s/ Ruben Reiber
Name: Ruben Reiber
Title: Vice President

Consent to the forgoing Amendment:

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By: /s/ Dixon Schultz
Name: Dixon Schultz
Title: Managing Director

By: /s/ Nimisha Srivastav
Name: Nimisha Srivastav
Title: Director

Consent to extend the     Maturity Date:

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By: /s/ Dixon Schultz
Name: Dixon Schultz
Title: Managing Director

By: /s/ Nimisha Srivastav
Name: Nimisha Srivastav
Title: Director

Consent to the forgoing Amendment:

Credit Suisse AG, Cayman Islands Branch

By: /s/ Mikhail Faybusovich
Name: Mikhail Faybusovich
Title: Authorized Signatory

By: /s/ Brady Bingham
Name: Brady Bingham
Title: Authorized Signatory

Consent to extend the     Maturity Date:

Credit Suisse AG, Cayman Islands Branch

By: /s/ Mikhail Faybusovich
Name: Mikhail Faybusovich
Title: Authorized Signatory

By: /s/ Brady Bingham
Name: Brady Bingham
Title: Authorized Signatory

Consent to the forgoing Amendment:

DEUTSCHE BANK AG NEW YORK BRANCH

By: /s/ Ming K. Chu
Name: Ming K. Chu
Title: Director

By: /s/ Annie Chung
Name: Annie Chung
Title: Director

Consent to extend the     Maturity Date:

DEUTSCHE BANK AG NEW YORK BRANCH

By: /s/ Ming K. Chu
Name: Ming K. Chu
Title: Director

By: /s/ Annie Chung
Name: Annie Chung
Title: Director

Consent to the forgoing Amendment:

Fifth Third Bank

By: /s/ William Merritt
Name: William Merritt
Title: Director II

Consent to extend the     Maturity Date:

Fifth Third Bank

By: /s/ William Merritt
Name: William Merritt
Title: Director II

Consent to the forgoing Amendment:

GOLDMAN SACHS BANK USA

By: /s/ Ryan Durkin
Name: Ryan Durkin
Title: Authorized Signatory

Consent to extend the     Maturity Date:

GOLDMAN SACHS BANK USA

By: /s/ Ryan Durkin
Name: Ryan Durkin
Title: Authorized Signatory

Consent to the forgoing Amendment:

JPMORGAN CHASE BANK, N.A.

By: /s/ Juan J. Javellana
Name: Juan J. Javellana
Title: Executive Director

Consent to extend the     Maturity Date:

JPMORGAN CHASE BANK, N.A.

By: /s/ Juan J. Javellana
Name: Juan J. Javellana
Title: Executive Director

Consent to the forgoing Amendment:

KEYBANK NATIONAL ASSOCIATION

By: /s/ Sukanya V. Raj
Name: Sukanya V. Raj
Title: Senior Vice President

Consent to extend the     Maturity Date:

KEYBANK NATIONAL ASSOCIATION

By: /s/ Sukanya V. Raj
Name: Sukanya V. Raj
Title: Senior Vice President

Consent to the forgoing Amendment:

MIZUHO BANK, LTD.

By: /s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Authorized Signatory

Consent to extend the     Maturity Date:

MIZUHO BANK, LTD.

By: /s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Authorized Signatory

Consent to the forgoing Amendment:

Morgan Stanley Bank, N.A.

By: /s/ Michael King
Name: Michael King
Title: Authorized Signatory

Consent to extend the     Maturity Date:

Morgan Stanley Bank, N.A.

By: /s/ Michael King
Name: Michael King
Title: Authorized Signatory

Consent to the forgoing Amendment:

MUFG Union Bank, N.A.

By: /s/ Nicholas R. Battista
Name: Nicholas R. Battista
Title: Managing Director

Consent to extend the     Maturity Date:

MUFG Union Bank, N.A.

By: /s/ Nicholas R. Battista
Name: Nicholas R. Battista
Title: Managing Director

Consent to the forgoing Amendment:

Regions Bank

By: /s/ Jerry Wells
Name: Jerry Wells
Title: Director

Consent to extend the     Maturity Date:

Regions Bank

By: /s/ Jerry Wells
Name: Jerry Wells
Title: Director

Consent to the forgoing Amendment:

Royal Bank of Canada

By: /s/ Frank Lambrinos
Name: Frank Lambrinos
Title: Authorized Signatory

Consent to extend the     Maturity Date:

Royal Bank of Canada

By: /s/ Frank Lambrinos
Name: Frank Lambrinos
Title: Authorized Signatory

Consent to the forgoing Amendment:

Sumitomo Mitsui Banking Corporation

By: /s/ Richard Eisenberg
Name: Richard Eisenberg
Title: Managing Director

Consent to extend the     Maturity Date:

Sumitomo Mitsui Banking Corporation

By: /s/ Richard Eisenberg
Name: Richard Eisenberg
Title: Managing Director

Consent to the forgoing Amendment:

SunTrust Bank

By: /s/ Nina Johnson
Name: Nina Johnson
Title: Director

Consent to extend the     Maturity Date:

SunTrust Bank

By: /s/ Nina Johnson
Name: Nina Johnson
Title: Director

Consent to the forgoing Amendment:

The Bank of Nova Scotia

By: /s/ David Dewar
Name: David Dewar
Title: Director

Consent to extend the     Maturity Date:

The Bank of Nova Scotia

By: /s/ David Dewar
Name: David Dewar
Title: Director

Consent to the forgoing Amendment:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: /s/ Keith Luettel
Name: Keith Luettel
Title: Managing Director

Consent to extend the     Maturity Date:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: /s/ Keith Luettel
Name: Keith Luettel
Title: Managing Director

Consent to the forgoing Amendment:

Banco Santander, S.A., New York Branch

By: /s/ Juan Galan
Name: Juan Galan
Title: Managing Director

By: /s/ Terence Corcoran
Name: Terence Corcoran
Title: Executive Director

Consent to extend the     Maturity Date:

Banco Santander, S.A., New York Branch

By: /s/ Juan Galan
Name: Juan Galan
Title: Managing Director

By: /s/ Terence Corcoran
Name: Terence Corcoran
Title: Executive Director

Consent to the forgoing Amendment:

Canadian Imperial Bank of Commerce, New York Branch

By: /s/ Anju Abraham
Name: Anju Abraham
Title: Authorized Signatory

By: /s/ Robert Casey
Name: Robert Casey
Title: Authorized Signatory

Consent to extend the     Maturity Date:

Canadian Imperial Bank of Commerce, New York Branch

By: /s/ Anju Abraham
Name: Anju Abraham
Title: Authorized Signatory

By: /s/ Robert Casey
Name: Robert Casey
Title: Authorized Signatory

Consent to the forgoing Amendment:

DNB Capital LLC

By: /s/ Einar Gulstad
Name: Einar Gulstad
Title: Senior Vice President

By: /s/ Andrea Ozbolt
Name: Andrea Ozbolt
Title: First Vice President

Consent to extend the     Maturity Date:

DNB Capital LLC

By: /s/ Einar Gulstad
Name: Einar Gulstad
Title: Senior Vice President

By: /s/ Andrea Ozbolt
Name: Andrea Ozbolt
Title: First Vice President

Consent to the forgoing Amendment:

THE TORONTO-DOMINION BANK, NEW YORK BRANCH

By: /s/ Brian Macfarlane
Name: Brian Macfarlane
Title: Authorized Signatory

Consent to extend the     Maturity Date:

THE TORONTO-DOMINION BANK, NEW YORK BRANCH

By: /s/ Brian Macfarlane
Name: Brian Macfarlane
Title: Authorized Signatory

SCHEDULE I
TO
AMENDED & RESTATED CORPORATE REVOLVING CREDIT AGREEMENT

NAME OF LENDER	COMMITMENT	L/C COMMITMENT

Bank of America, N.A.	$50,000,000	$100,000,000
Bank of Montreal, Chicago Branch	$50,000,000
Barclays Bank PLC	$50,000,000
BNP Paribas	$50,000,000
Citibank, N.A.	$50,000,000
Commerzbank AG, New York Branch	$50,000,000
Credit Agricole Corporate and Investment Bank	$50,000,000
Credit Suisse AG, Cayman Islands Branch	$50,000,000
Deutsche Bank AG New York Branch	$50,000,000
Fifth Third Bank	$50,000,000
Goldman Sachs Bank USA	$50,000,000
JPMorgan Chase Bank, N.A.	$50,000,000
KeyBank National Association	$50,000,000
Mizuho Bank, Ltd.	$50,000,000
Morgan Stanley Bank, N.A.	$50,000,000
MUFG Union Bank, N.A.	$50,000,000
Regions Bank	$50,000,000
Royal Bank of Canada	$50,000,000
Sumitomo Mitsui Banking Corporation	$50,000,000	$150,000,000
SunTrust Bank	$50,000,000
The Bank of Nova Scotia	$50,000,000	$150,000,000
Wells Fargo Bank, National Association	$50,000,000
Banco Santander, S.A., New York Branch	$37,500,000
Canadian Imperial Bank of Commerce, New York Branch	$37,500,000
DNB Capital LLC	$37,500,000
The Toronto-Dominion Bank, New York Branch	$37,500,000

Total	US$1,250,000,000	US$400,000,000

SCHEDULE 6.14(b)
TO
AMENDED AND RESTATED CORPORATE REVOLVING CREDIT AGREEMENT

OUTSTANDING INDEBTEDNESS OF LOAN PARTIES

1.	$550,000,000 4.25% Senior Notes due 2024 and $550,000,000 4.50% Senior Notes due 2027, issued by NEP OpCo on September 25, 2017.

2.	Guaranty issued by NEP OpCo of the 1.50% Convertible Senior Notes due 2020, issued by NEE Partners on September 8, 2017.

3.	Obligations of US Holdings, and NEP OpCo's guarantee of such obligations, under the following Hedge Agreements with the following counterparties:

a.	Hedge Agreement, dated as of October 31, 2017, between US Holdings and JPMorgan Chase Bank, N.A.

b.	Hedge Agreement, dated as of November 21, 2016, between US Holdings and KeyBank National Association.

c.	Hedge Agreement, dated as of November 17, 2016, between US Holdings and MUFG Union Bank, N.A.

d.	Hedge Agreement, dated as of November 21, 2016, between US Holdings and Sumitomo Mitsui Banking Corp.

e.	Hedge Agreement, dated as of November 18, 2016, between US Holdings and Wells Fargo Bank, National Association.

f.	Hedge Agreement, dated as of March 21, 2018, between US Holdings and Bank of America, N.A.

g.	Hedge Agreement, dated as of April 3, 2018, between US Holdings and Barclays Bank PLC.

h.	Hedge Agreement, dated as of April 24, 2018, between US Holdings and Deutsche Bank AG New York Branch.

i.	Hedge Agreement, dated as of November 16, 2017, between US Holdings and Goldman Sachs Bank USA.

ANNEX A

CONDITIONS PRECEDENT

1.
Execution of the Amendment. The Amendment (and any Notes that are to be provided by the Borrower if one or more Lenders have, as of the Amendment Effective Date, requested Notes to be issued pursuant to Section 2.10) shall have been duly executed and delivered by the respective Parties hereto and thereto; provided that no Note shall be issued to any Lender unless specifically requested by such Lender in writing to the Borrower.

2.
Corporate Action. All corporate action necessary for the valid execution, delivery and performance by each of the Loan Parties and the Parent of this Amendment and any other Loan Document to which it is a party, shall have been duly and effectively taken, and evidence thereof satisfactory to the Lenders and the Issuing Banks shall have been provided by each of the Loan Parties and the Parent to the Agents.

3.
Incumbency Certificates. Each of the Loan Parties and the Parent shall have provided their respective incumbency certificates to the Agents, such certificates being dated as of the Amendment Effective Date, signed by their respective duly authorized officers, and giving the name and bearing a specimen signature of each individual who shall be authorized: (1) to sign (A) in the name and on behalf of the Borrower each of the Loan Documents to which it is a party, and (B) in the name and on behalf of the Guarantor each of the Loan Documents to which it is a party, and (C) in the name and on behalf of the Parent each of the Loan Documents to which it is a party, (2) in the case of the Borrower, to make requests for Borrowings and Interest Rate Notices, and (3) to give notices and to take other action on its behalf under the Loan Documents (and under the Guaranty with respect to the Guarantor and under the Parent Guaranty with respect to the Parent).

4.	Borrower’s Certificate. The Agent shall have received the Borrower’s executed certificate (dated as of the Amendment Effective Date) substantially in the form of Exhibit C.

5.
Opinion of Counsel. The Agent shall have received a favorable opinion addressed to the Lenders, the Issuing Banks and the Agent, dated as of the Amendment Effective Date, substantially in the form of Exhibit D, from Squire Patton Boggs (US) LLP, counsel to the Loan Parties and the Parent (and the Borrower hereby instructs such counsel to deliver such opinions to the Agent for the Lenders, the Issuing Banks and the Agents).

6.
Governmental Regulation. Each New Lender shall have received such statements in substance and form reasonably satisfactory to such New Lender as such New Lender shall require for the purpose of compliance with any applicable regulations of the Comptroller of the Currency or the Federal Reserve Board, including, without limitation, applicable “know your customer” requirements and the Beneficial Ownership Regulation, as applicable.

7.
Payment of Fees and Expenses. The Borrower shall have paid all accrued fees and expenses of Agent (including the accrued fees and expenses of counsel to Agent) and extension fees to Agent for the account of the Lenders.

EXHIBIT C TO AMENDMENT
Form of Borrower’s Certificate
* * *
CERTIFICATE OF
NEXTERA ENERGY US PARTNERS HOLDINGS, LLC
This Certificate is given pursuant to that certain Letter Amendment Agreement and Request for Extension, dated as of May 3, 2019 (the “Amendment”), which amends that certain Amended and Restated Revolving Credit Agreement, dated as of October 24, 2017, originally between NextEra Energy Canada Partners Holdings ULC (“Canadian Holdings”) and NextEra Energy US Partners Holdings, LLC (“US Holdings” and, as the sole remaining Borrower, the “Borrower”), NextEra Energy Operating Partners, LP (“OpCo” and, together with the Borrower, the “Loan Parties”), the Lenders that are parties thereto, Bank of America, N.A, as Administrative Agent and Collateral Agent (the “Agent”) and the other parties thereto (collectively, the “Agreement”). This Certificate is delivered in satisfaction of the conditions precedent set forth in Paragraph #4 in Annex A to the Amendment.

1.	The Borrowers hereby provide notice to the Administrative Agent that May 3, 2019 is hereby deemed to be the Amendment Effective Date.

2.
The Borrower hereby certifies to the Administrative Agent that as of the Amendment Effective Date, except in respect of the matters described in Schedule 5.04 of the Agreement, there has been no material adverse change in the business or financial condition of the Loan Parties from that set forth in the unaudited financial statements for the year ended December 31, 2018. This representation and warranty is made only as of the Amendment Effective Date and shall not be deemed made or remade as of any subsequent date notwithstanding anything contained in the Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Agreement.

3.
The Borrower hereby further certifies that as of the Amendment Effective Date the representations and warranties of the Loan Parties contained in the Agreement are true and correct in all material respects (except to the extent that such representations and warranties expressly relate to an earlier date; provided that any representation or warranty that is qualified by materiality, “Material Adverse Effect” or similar qualifier shall be true and correct in all respects) and there exists no Default.

Each initially capitalized term which is used and not otherwise defined in this Certificate shall have has the meaning specified for such term in the Agreement.
[Signatures on Next Page]

IN WITNESS WHEREOF, the undersigned have duly executed this Borrower's Certificate as of May 3, 2019.

NEXTERA ENERGY US PARTNERS HOLDINGS, LLC

By:
Title:

EXHIBIT D TO AMENDMENT
[Form of Opinion of Counsel]

Squire Patton Boggs (US) LLP 200 South Biscayne Boulevard, Suite 4700 Miami, Florida 33131 O +1 305 577 7000 F +1 305 577 7001 squirepattonboggs.com

May 3, 2019

Bank of America, N.A.,
as Agent

The Lenders identified in
Annex A attached hereto

Re:	NextEra Energy US Partners Holdings, LLC US$1,250,000,000 Revolving Credit and Letter of Credit Facility

Ladies and Gentlemen:

This opinion is furnished to you pursuant to Paragraph 5 of Annex A to that certain Letter Amendment Agreement and Request for Extension, dated as of May 3, 2019 (the “Amendment”), by and among NextEra Energy US Partners Holdings, LLC, a Delaware limited liability company (“US Holdings”), NextEra Energy Operating Partners, LP, a Delaware limited partnership, as Guarantor (“OpCo” and, together with US Holdings as the sole remaining Borrower, the “Loan Parties”), the several Lenders named in Annex A hereto (“Lenders”) and Bank of America, N.A., as Administrative Agent and Collateral Agent for the Lenders (the “Agents”) and the other parties party thereto, amending that certain Amended and Restated Revolving Credit Agreement, dated as of October 24, 2017, by and among NextEra Energy Canada Partners Holdings ULC, an Ontario unlimited liability company (“Canada Holdings”), the Loan Parties, the Lenders, the Agents and the other parties thereto (together with the Amendment, collectively, the “Agreement”). This opinion is furnished to you at the request of the Loan Parties. Capitalized terms defined in the Agreement and not otherwise defined herein have the meanings set forth in the Agreement.

We have acted as special counsel to the Loan Parties and NextEra Energy Partners, LP, a Delaware limited partnership (“NEE Partners”) in connection with the documents described in

Annex I attached hereto and made a part hereof (the “Operative Documents”). NEE Partners, OpCo and US Holdings are collectively referred to herein as the “Delaware Entities”.

We have made such examinations of the federal law of the United States, the laws of the State of New York, the Delaware Revised Uniform Limited Partnership Act (the “Delaware Limited Partnership Act”), the Delaware Limited Liability Company Act (the “Delaware Limited Liability Company Act” and, together with the Delaware Limited Partnership Act and the Delaware UCC (as hereinafter defined), the “Delaware Laws”) as we have deemed relevant for purposes of this opinion, and solely for the purposes of the opinion in paragraph 9, the Public Utility Holding Company Act of 2005, the Federal Power Act and the rules and regulations adopted by the Federal Energy Regulatory Commission under the foregoing (the “Applicable Energy Laws”), and have not made any independent review of the law of any other state or other jurisdiction; provided however, we have made no investigation as to, and we express no opinion with respect to, any securities or blue sky laws, any tax laws, or any matters relating to the Applicable Energy Laws (except for the purposes of the opinion in paragraph 9), the Public Utility Regulatory Policies Act of 1978, the Energy Policy Act of 2005, or the rules and regulations under any of the foregoing. Additionally, the opinions contained herein shall not be construed as expressing any opinion regarding local statutes, ordinances, administrative decisions, or regarding the rules and regulations of counties, towns, municipalities or special political subdivisions (whether created or enabled through legislative action at the state or regional level), or regarding judicial decisions to the extent they deal with any of the foregoing (collectively, “Excluded Laws”). Subject to the foregoing provisions of this paragraph, the opinions expressed herein are limited solely to the federal law of the United States, the law of the State of New York and the Delaware Laws, other than the Excluded Laws, insofar as they bear on the matters covered hereby.

We have reviewed only the Operative Documents and the other documents and instruments described in Annex II and Annex III, each attached hereto and made a part hereof (together with the Operative Documents, the “Documents”) and have made no other investigation or inquiry. We have also relied, without additional investigation, upon the facts set forth in the representations made by the Loan Parties and NEE Partners in the Documents.

As used in this opinion letter: (i) the term “UCC” means the Uniform Commercial Code as in effect on the date hereof in the States of Delaware and New York, as applicable, and the terms “Delaware UCC” and “New York UCC” mean the Uniform Commercial Code as in effect on the date hereof in the States of Delaware and New York, respectively; (ii) the terms “account,” “as-extracted collateral,” “chattel paper,” “commercial tort claim,” “cooperative interest,” “debtor,” “deposit account,” “document,” “entitlement order,” “equipment,” “financial asset,” “financing statement,” “fixtures,” “general intangible,” “instrument,” “inventory,” “investment property,” “letter-of-credit right,” “payment intangible,” “proceeds,” “registered organization,” “secured party,” “securities account,” “securities intermediary,” “security entitlement,” and “transmitting utility” have the meanings provided in the UCC; (iii) the term “Pledged Deposit Accounts” means the “Account” as defined in each of the Deposit Account Control Agreements; and (iv) the term “LLC Interests” means the “LLC Interests” as defined in each of the Control Agreements.

In our examination of the foregoing and in rendering the following opinions, in addition to the assumptions contained elsewhere in this letter, we have, with your consent, assumed without investigation (and we express no opinion regarding the following):

(a)
the genuineness of all signatures and the legal capacity of all individuals who executed Documents individually or on behalf of any of the parties thereto, the accuracy and completeness of each Document submitted for our review, the authenticity of all Documents submitted to us as originals, the conformity to original Documents of all Documents submitted to us as certified or photocopies and the authenticity of the originals of such copies;

(b)
that each of the parties to the Operative Documents (other than the Delaware Entities) is a duly organized or created, validly existing entity in good standing under the laws of the jurisdiction of its organization or creation;

(c)	the due authorization, execution and delivery of the Operative Documents by all parties thereto (other than the Delaware Entities);

(d)
that all parties to the Operative Documents (other than the Delaware Entities) have the power and authority to execute and deliver the Operative Documents, as applicable, and to perform their respective obligations under the Operative Documents, as applicable;

(e)
that each of the Operative Documents is the legal, valid and binding obligation of each party thereto (other than the Delaware Entities), enforceable in each case against each such party in accordance with the respective terms of the applicable Operative Documents;

(f)	that the conduct of the parties to the Operative Documents has complied with all applicable requirements of good faith, fair dealing and conscionability;

(g)
that there are no agreements or understandings between the parties, written or oral, and there is no usage of trade or course of prior dealing between the parties that would, in either case, define, supplement or qualify the terms of any of the Operative Documents (except as specifically set forth in the Operative Documents); and

(h)
that none of the addressees of this letter know that the opinions set forth herein are incorrect and there has not been any mutual mistake of fact or misunderstanding, fraud, duress or undue influence relating to the matters which are the subject of our opinions.

For purposes of the opinions expressed in paragraph (8) below, we have made the following additional assumptions: (i) that none of the collateral described in the Security Agreement constitutes fixtures, as-extracted collateral, timber to be cut, property of a transmitting utility, a cooperative interest or a commercial tort claim; (ii) that the Financing

Statements were filed in the Delaware Filing Office, with the appropriate fees and recordation taxes (if any) paid, promptly after the date of the Original Agreement (and soon enough to qualify as part of a “substantially contemporaneous exchange” within the meaning of 11 U.S.C. § 547 (c)(1)); (iii) that between the execution of the Original Agreement and the completion of the filings referred to in the immediately preceding clause (ii), operative facts remained unchanged; and (iv) that each of US Holdings and OpCo is a registered organization “organized solely” under the law of the State of Delaware within the meaning of §9-102(a)(70) of the UCC. We call your attention to the fact that security interests in certain categories of the Collateral may be subject to perfection by means other than or in addition to the filing of financing statements.

For purposes of the opinion expressed in paragraph (10) below, we have further assumed that (i) each of the Pledged Deposit Accounts is a deposit account (as defined in §9-102(a)(29) of the UCC); and (ii) apart from the Deposit Account Control Agreements, the “Bank” as defined in each respective Deposit Account Control Agreement (herein, the “Depository Bank”) is not a party to any agreement affecting its obligation to comply with instructions originated by the Collateral Agent.

Based solely upon our examination and consideration of the Documents, and in reliance thereon, and in reliance upon the factual representations contained in the Documents, and our consideration of such matters of law and fact as we have considered necessary or appropriate for the expression of the opinions contained herein, and subject to the limitations, qualifications and assumptions expressed herein, we are of the opinion that:

1.
US Holdings is validly existing as a limited liability company under the laws of the State of Delaware, its status is active, and it has the requisite corporate power and authority to execute, deliver and perform the Operative Documents to which it is a party.

2.
OpCo is validly existing as a limited partnership under the laws of the State of Delaware, its status is active, and it has the requisite partnership power and authority to execute, deliver and perform the Operative Documents to which it is a party.

3.
NEE Partners is validly existing as a limited partnership under the laws of the State of Delaware, its status is active, and it has the requisite partnership power and authority to execute, deliver and perform the NEE Partners Guaranty.

4.
The execution, delivery and performance of the Operative Documents entered into by each of the Delaware Entities have been duly authorized by all necessary action of the Delaware Entities and the Operative Documents to which the Delaware Entities are parties have been duly executed and delivered by the Delaware Entities.

5.
Each of the Operative Documents to which a Delaware Entity is a party constitutes a valid and binding obligation of such Delaware Entity, enforceable against such Delaware Entity in accordance with its terms.

6.	The execution and delivery of the Operative Documents to which each of the Delaware Entities is a party and the consummation by the Delaware Entities of the transactions contemplated in the Operative Documents to which each of the Delaware Entities is a party will not (A) conflict with or constitute a breach or violation of any of the terms or provisions of, or constitute a default under, (i) the limited liability company agreement or limited partnership agreement of the respective Delaware Entity, or (ii) any existing federal, New York or Delaware statute, or any rule or regulation thereunder, except where the same would not have a material adverse effect on the business, properties or financial condition of the Delaware Entities, a material adverse effect on the ability of the Delaware Entities to perform their respective obligations under the Operative Documents to which they are a party, or a material adverse effect on the validity or enforceability of any of the respective Operative Documents to which they are a party, or (B) require any consent, approval, authorization or other order of any federal, New York or Delaware court, regulatory body, administrative agency or other federal, New York or Delaware governmental body having jurisdiction over the Delaware Entities, except those which have been obtained on or prior to the date hereof, or (c) conflict with or constitute a breach of any of the terms or provisions of, or a default under, any of the agreements described on Schedule III.

7.	None of the Delaware Entities is an “investment company”, as such term is defined in the Investment Company Act of 1940.

8.
To the extent Article 9 of the New York UCC is applicable, the Security Agreement is effective to create in favor of the Collateral Agent a valid security interest in the “Collateral” (as defined in the Security Agreement). The Financing Statements naming US Holdings and OpCo, respectively, as debtors, filed with the Delaware Filing Office, are effective to perfect the security interest in that portion of the Collateral in which a security interest may be perfected currently by filing a financing statement under the Delaware UCC.

9.
The execution and delivery of the Operative Documents to which any Loan Party is a party and the consummation by the Loan Parties of the transactions contemplated in the Operative Documents to which each such Loan Party is a party will not (A) constitute a breach or violation by such Loan Party of any Applicable Energy Law, (B) require any consent, approval, authorization or other order of any U.S. federal governmental agency under any Applicable Energy Law.

10.
The execution and delivery of the Operative Documents does not adversely affect the validity of the security interest granted by US Holdings or OpCo in their respective right, title or interest in and to the Pledged Deposit Accounts or the LLC Interests.

The opinions set forth above are subject to the following qualifications:

A.
The enforceability of the Operative Documents may be limited or affected by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer or other laws affecting creditors' rights generally, considerations of public policy and by general principles of equity including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law. Without limiting the generality of the foregoing, we express no opinion concerning:

(i)
any purported waiver of legal rights of any Loan Party or NEE Partners under any of the Operative Documents, or any purported consent thereunder, relating to the rights of the Loan Parties or NEE Partners (including, without limitation, marshaling of assets, reinstatement and rights of redemption, if any), or duties owing to any of them, existing as a matter of law (including, without limitation, any waiver of any provision of the Uniform Commercial Code in effect in the State of New York and/or the State of Delaware) except to the extent that a Loan Party or NEE Partners, as the case may be, may so waive and has effectively so waived (whether in any of the Operative Documents or otherwise); or

(ii)
any provisions in any of the Operative Documents (a) restricting access to legal or equitable redress or otherwise, requiring submission to the jurisdiction of the courts of a particular state where enforcement thereof is deemed to be unreasonable in light of the circumstances or waiving any rights to object to venue or inconvenient forum, (b) providing that any other party's course of dealing, delay or failure to exercise any right, remedy or option under any of the Operative Documents shall not operate as a waiver, (c) purporting to establish evidentiary standards for suits or proceedings to enforce any of the Operative Documents, (d) allowing any party to declare indebtedness to be due and payable, in any such case without notice, (e) providing for the reimbursement by the non-prevailing party of the prevailing party's legal fees and expenses; (f) with respect to the enforceability of the indemnification provisions in any of the Operative Documents which may be limited by applicable laws or public policy, (g) providing that forum selection clauses are binding on the court or courts in the forum selected, (h) limiting judicial discretion regarding the determination of damages and entitlement to attorneys' fees and other costs, (i) which deny a party who has materially failed to render or offer performance required by any of the Operative Documents the opportunity to cure that failure unless permitting a cure would unreasonably hinder the non-defaulting party from making substitute arrangements for performance or unless it was important in the circumstances to the non-defaulting party that performance occur by the date stated in the agreement, (j) releasing, exculpating or exempting a party for, liability for its own actions or inactions, to the extent the action or inaction involves negligence, gross negligence, recklessness, willful misconduct or unlawful conduct, (k) that purport to grant rights of setoff to parties that are not in privity of contract with the party against whom such setoff is sought or with whom such parties do not share an identity of obligations, or (l) which purport to waive any right to trial by jury.

B.	The foregoing opinions are subject to applicable laws with respect to statutory limitations of the time periods for bringing actions.

C.
We express no opinion as to the subject matter jurisdiction of any United States federal court to adjudicate any claim relating to any Operative Documents where jurisdiction based on diversity of citizenship under 28 U.S.C. §1332 does not exist.

D.
We express no opinion as to the enforceability of any provision granting any party a power of attorney to act on behalf of another party or any purported waiver, release, variation, disclaimer, consent or other agreement to similar effect (all of the foregoing, collectively, a “Waiver”) by any Loan Party to the extent limited by applicable law (including judicial decisions), or to the extent that such a Waiver applies to a right, claim, duty or defense or a ground for, or a circumstance that would operate as, a discharge or release otherwise existing or occurring as a matter of law (including judicial decisions).

E.
In rendering the opinions expressed in this letter, we have made no examination and express no opinion with respect to (i) except to the limited extent set forth in paragraphs (8) and (10), the nature or extent of any Person's respective rights in, or title to, the Collateral, or (ii) except to the limited extent set forth in paragraphs (8) and (10), existence or nonexistence of liens, security interests, charges or encumbrances thereon or therein actually of record or otherwise, or (iii) the priority of any liens on any part of the Collateral or, except to the limited extent set forth in paragraphs (8) and (10), the creation or perfection of any liens on any part of the Collateral.

F.	Our opinion in paragraph (8) above is further qualified as follows:

(i)    in the case of the Collateral, Article 9 of the Delaware UCC and the New York UCC, as the case may be, require the filing of continuation statements within the period of six months prior to the expiration of five years from the date of the original filings (and each fifth year anniversary thereafter) in order to maintain the effectiveness of the original Financing Statements;

(ii)     additional filings or actions may also be necessary if (A) the applicable debtor changes its name, identity or business structure so as to make the applicable Financing Statement seriously misleading, (B) the jurisdiction in which the applicable debtor's location (as contemplated in the Delaware UCC and the New York UCC, as the case may be), or the jurisdiction in which any of the Collateral is located, changes, (C) a new debtor acquires rights in Collateral subject to a lien perfected by a financing statement naming the original debtor and the difference between the name of the original debtor and the new debtor causes the applicable Financing Statement to be seriously misleading, or (D) Collateral is transferred to a Person who becomes a debtor and is located in another jurisdiction;

(iii)    we express no opinion with respect to any Collateral that consists of or will consist of consumer goods or items which are subject to a statute or treaty of the United States which provides a national or international registration or a national or international certificate of title for the perfection of the security interest therein or which specifies a place of filing different from the Delaware Filing Office, or otherwise governs the rights of parties to and third parties affected by transactions in property of such type;

(iv)    we further express no opinion with respect to the effects of a subsequent bankruptcy filing by the applicable debtor or any other Person upon the Collateral Agent's security interest in “after-acquired” property of the party or parties so filing which was acquired after such filing;

(v)    we express no opinion with respect to any Collateral to the extent that Delaware or New York law does not apply; and

(vi)    we express no opinion with respect to any Collateral that is held by a sub-agent to the extent that as a result thereof the Collateral Agent ceases to retain “control” of such Collateral as contemplated in §9-314 of the UCC.

This opinion is limited to the matters stated herein and no opinions may be implied or inferred beyond the matters expressly stated herein. We have assumed no obligation to advise you or any other Person who may be permitted to rely on the opinions expressed herein as hereinafter set forth beyond the opinions specifically expressed herein.

The opinions expressed herein are as of this date, and we assume no obligation to update or supplement our opinions to reflect any facts or circumstances which may come to our attention or any changes in law which may occur.

This opinion is provided to the addressees for their benefit and the benefit of any Person that becomes a Lender in accordance with the provisions of the Agreement, and is provided only in connection with the transaction contemplated pursuant to the Agreement and may not be relied upon in any respect by any other Person or for any other purpose. Without our prior written consent, this opinion letter may not be quoted in whole or in part or otherwise referred to in any document or report and may not be furnished to any Person (other than a Person that becomes a Lender in accordance with the provisions of the Agreement).

Very truly yours,

SQUIRE PATTON BOGGS (US) LLP

ANNEX A
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OPINION OF SQUIRE PATTON BOGGS (US) LLP

Bank of America N.A.
Bank of Montreal, Chicago Branch
Barclays Bank PLC
BNP Paribas
Citibank, N.A.
Commerzbank AG, New York Branch
Credit Agricole Corporate and Investment Bank
Credit Suisse AG, Cayman Islands Branch
Deutsche Bank AG New York Branch
Fifth Third Bank
Goldman Sachs Bank USA
JPMorgan Chase Bank, N.A.
KeyBank National Association
Mizuho Bank, Ltd.
Morgan Stanley Bank, N.A.
MUFG Union Bank, N.A.
Regions Bank
Royal Bank of Canada
Sumitomo Mitsui Banking Corporation
SunTrust Bank
The Bank of Nova Scotia
Wells Fargo Bank, National Association
Banco Santander, S.A., New York Branch
Canadian Imperial Bank of Commerce, New York Branch
DNB Capital, LLC
The Toronto-Dominion Bank, New York Branch

ANNEX I
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OPINION OF SQUIRE PATTON BOGGS (US) LLP

List of Operative Documents

(1)	Agreement:

(a)    Letter Amendment Agreement and Request for Extension, dated as of May 3, 2019 (the “Amendment”), by and among the Loan Parties, the Lenders that are parties thereto and Bank of America, N.A., as Agent for the Lenders.

(b)    Amended and Restated Revolving Credit Agreement, dated as of October 24, 2017 (together with the Amendment, the “Agreement”), by and among the Loan Parties, NextEra Energy Canada Partners, ULC (“Canada Holdings”), the Lenders that are parties thereto and Bank of America, N.A., as Agent for the Lenders.

(2)
Amended and Restated NEE Partners Guaranty, dated as of October 24, 2017 (the “NEE Partners Guaranty”), between NEE Partners and Bank of America, N.A., as Collateral Agent for the Secured Parties (as defined therein) (the “Collateral Agent”)

(3)
Amended and Restated Security Agreement, dated as of October 24, 2017 (the “Security Agreement”), by and among US Holdings and OpCo (each a “Grantor” and, collectively, the “Grantors”) and the Collateral Agent.

(4)	The following financing statements (together, the “Financing Statements”):

(i)    UCC 1 Financing Statement (Initial Filing # 2014-2590487) naming US Holdings as Debtor, and the Collateral Agent, as Secured Party, filed on July 1, 2014 in the Delaware Division of Corporations (the “Delaware Filing Office”);

(ii)    UCC 1 Financing Statement (Initial Filing # 2014-2589919) naming OpCo as Debtor, and the Collateral Agent, as Secured Party, filed on July 1, 2014 in the Delaware Filing Office.

(7)
Amended and Restated Intercreditor and Collateral Agency Agreement, dated as of October 24, 2017, between the Collateral Agent, and Bank of America, N.A., as Administrative Agent, and the Existing Hedge Banks (as more specifically described therein) as acknowledged by US Holdings, Canada Holdings, and OpCo (the “Intercreditor Agreement”)

(8)	The following Control Agreements (each, a “Control Agreement” and, collectively, the “Control Agreements”):

(i)     Control Agreement, dated as of July 1, 2014, by and among US Holdings, OpCo and the Collateral Agent;

(ii)     Control Agreement, dated as of July 1, 2014, by and among Canyon Wind Holdings, LLC, US Holdings and the Collateral Agent;

(iii)     Control Agreement, dated as of July 1, 2014, by and among Elk City Wind Holdings, LLC, US Holdings and the Collateral Agent;

(iv)     Control Agreement, dated as of July 1, 2014, by and among Mountain Wind Holdings, LLC, US Holdings and the Collateral Agent;

(v)     Control Agreement, dated as of July 1, 2014, by and among Genesis Solar Funding Holdings, LLC, US Holdings and the Collateral Agent;

(9)	The following Deposit Account Control Agreements (each, a “Deposit Account Control Agreement” and, collectively, the “Deposit Account Control Agreements”):

(i)     Deposit Account Control Agreement, dated as of July 1, 2014, by and among US Holdings, the Collateral Agent and Bank of America, N.A., as the depositary bank;

(ii)     Deposit Account Control Agreement, dated as of July 1, 2014, by and among OpCo, the Collateral Agent and Bank of America, N.A., as the depositary bank;

ANNEX II
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OPINION OF SQUIRE PATTON BOGGS (US) LLP

List of Supporting Documents

(1)	Constituent Documents - NextEra Energy US Partners Holdings, LLC (“US Holdings”)

(a)
Certificate of the Secretary of US Holdings, dated as of July 1, 2014, with respect to (i) limited liability company agreement of US Holdings, (ii) the certificate of limited partnership of US Holdings, (iii) the active status of US Holdings in the State of Delaware, and (iv) the resolutions of the Sole Member of US Holdings approving the transactions contemplated pursuant to the Operative Documents.

(b)
Certificate of the Secretary of US Holdings, dated as of July 1, 2014, with respect to the incumbency and specimen signatures of the officers of US Holdings executing the Operative Documents on behalf of US Holdings.

(c)
Certificate of the Secretary of US Holdings, dated as of October 24, 2017, with respect to (i) limited liability company agreement of US Holdings, (ii) the certificate of limited partnership of US Holdings, (iii) the active status of US Holdings in the State of Delaware, and (iv) the resolutions of the Sole Member of US Holdings approving the transactions contemplated pursuant to the Operative Documents.

(d)
Certificate of the Secretary of US Holdings, dated as of October 24, 2017, with respect to the incumbency and specimen signatures of the officers of US Holdings executing the Operative Documents on behalf of US Holdings.

(e)
Certificate of the Secretary of US Holdings, dated as of the date hereof, with respect to (i) limited liability company agreement of US Holdings, (ii) the certificate of limited partnership of US Holdings, (iii) the active status of US Holdings in the State of Delaware, and (iv) the resolutions of the Sole Member of US Holdings approving the transactions contemplated pursuant to the Operative Documents.

(f)
Certificate of the Secretary of US Holdings, dated as of the date hereof, with respect to the incumbency and specimen signatures of the officers of US Holdings executing the Operative Documents on behalf of US Holdings.

(2)	Constituent Documents – NextEra Energy Operating Partners, LP (“OpCo”)

(a)
Certificate of the Secretary of NextEra Energy Operating Partners GP, LLC (the “OpCo General Partner”), the General Partner of OpCo, dated July 1, 2014, with respect to (i) Partnership Agreement of OpCo, (ii) the certificate of limited partnership of OpCo, (iii) the active status of OpCo in the State of Delaware, (iv) the limited liability company agreement of the OpCo General Partner, (v) the limited liability company certificate of the OpCo General Partner, (vi) the active status of the OpCo General Partner in the State of Delaware, and (vii) the resolutions of the OpCo General Partner approving the transactions contemplated pursuant to the Operative Documents.

(b)
Certificate of the Secretary of the OpCo General Partner, dated July 1, 2014, with respect to the incumbency and specimen signatures of the officers of the OpCo General Partner executing the Operative Documents on behalf of OpCo.

(c)
Certificate of the OpCo General Partner, dated October 24, 2017, with respect to (i) Partnership Agreement of OpCo, (ii) the certificate of limited partnership of OpCo, (iii) the active status of OpCo in the State of Delaware, (iv) the limited liability company agreement of the OpCo General Partner, (v) the limited liability company certificate of the OpCo General Partner, (vi) the active status of the OpCo General Partner in the State of Delaware, and (vii) the resolutions of the OpCo General Partner approving the transactions contemplated pursuant to the Operative Documents.

(d)
Certificate of the Secretary of the OpCo General Partner, dated October 24, 2017, with respect to the incumbency and specimen signatures of the officers of the OpCo General Partner executing the Operative Documents on behalf of OpCo.

(e)
Certificate of the Secretary of the OpCo General Partner, dated as of the date hereof, with respect to (i) Partnership Agreement of OpCo, (ii) the certificate of limited partnership of OpCo, (iii) the active status of OpCo in the State of Delaware, (iv) the limited liability company agreement of the OpCo General Partner, (v) the limited liability company certificate of the OpCo General Partner, (vi) the active status of the OpCo General Partner in the State of Delaware, and (vii) the resolutions of the OpCo General Partner approving the transactions contemplated pursuant to the Operative Documents.

(f)
Certificate of the Secretary of the OpCo General Partner, dated as of the date hereof, with respect to the incumbency and specimen signatures of the officers of the OpCo General Partner executing the Operative Documents on behalf of OpCo.

(3)	Constituent Documents – NextEra Energy Partners, LP (“NEE Partners”)

(a)
Certificate of the Secretary of NextEra Energy Partners GP, Inc. (the “NEE Partners General Partner”), the General Partner of NEE Partners, dated as of July 1, 2014, with respect to (i) Partnership Agreement of NEE Partners, (ii) the

certificate of limited partnership of NEE Partners, (iii) the active status of NEE Partners in the State of Delaware, (iv) the certificate of incorporation of the NEE Partners General Partner, (v) the by-laws of the NEE Partners General Partner, (vi) the active status of the NEE Partners General Partner in the State of Delaware, and (vii) the resolutions of the NEE Partners General Partner approving the transactions contemplated pursuant to the Operative Documents.

(b)
Certificate of the Secretary of the NEE Partners General Partner, dated as of July 1, 2014, with respect to the incumbency and specimen signatures of the officers of the NEE Partners General Partner executing the Operative Documents on behalf of NEE Partners.

(c)
Certificate of the Secretary of the NEE Partners General Partner, the General Partner of NEE Partners, dated as of October 24, 2017, with respect to (i) Partnership Agreement of NEE Partners, (ii) the certificate of limited partnership of NEE Partners, (iii) the active status of NEE Partners in the State of Delaware, (iv) the certificate of incorporation of the NEE Partners General Partner, (v) the by-laws of the NEE Partners General Partner, (vi) the active status of the NEE Partners General Partner in the State of Delaware, and (vii) the resolutions of the NEE Partners General Partner approving the transactions contemplated pursuant to the Operative Documents.

(d)
Certificate of the Secretary of the NEE Partners General Partner, dated as of October 24, 2017, with respect to the incumbency and specimen signatures of the officers of the NEE Partners General Partner executing the Operative Documents on behalf of NEE Partners.

(e)
Certificate of the Secretary of the NEE Partners General Partner, the General Partner of NEE Partners, dated as of the date hereof, with respect to (i) Partnership Agreement of NEE Partners, (ii) the certificate of limited partnership of NEE Partners, (iii) the active status of NEE Partners in the State of Delaware, (iv) the certificate of incorporation of the NEE Partners General Partner, (v) the by-laws of the NEE Partners General Partner, (vi) the active status of the NEE Partners General Partner in the State of Delaware, and (vii) the resolutions of the NEE Partners General Partner approving the transactions contemplated pursuant to the Operative Documents.

(f)
Certificate of the Secretary of the NEE Partners General Partner, dated as of the date hereof, with respect to the incumbency and specimen signatures of the officers of the NEE Partners General Partner executing the Operative Documents on behalf of NEE Partners.

ANNEX III
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OPINION OF SQUIRE PATTON BOGGS (US) LLP

List of Reviewed Documents

1. Amended and Restated Cash Sweep and Credit Support Agreement, dated as of August 4, 2017, by and between NextEra Energy Operating Partners, LP, and NextEra Energy Resources, LLC
2. Second Amended and Restated Management Services Agreement, dated as of August 4, 2017, by and among NextEra Energy Partners, LP, NextEra Energy Operating Partners GP, LLC, NextEra Energy Operating Partners, LP and NextEra Energy Management Partners, LP

3. Amended and Restated Right of First Offer Agreement, dated as of August 4, 2014, by and among NextEra Energy Partners, LP, NextEra Energy Operating Partners, LP, and NextEra Energy Resources, LLC